UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 7, 2026 (August 3, 2026)

TRACTOR SUPPLY COMPANY
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23314	13-3139732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5401 Virginia Way, Brentwood, Tennessee 37027
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (615) 440-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.008 par value	TSCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [☐]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2026, the Board of Directors of Tractor Supply Company (the “Company”) approved the following equity grants to J. Seth Estep, the Company’s Executive Vice President - Chief Merchandising Officer and John P. Ordus, the Company’s Executive Vice President - Chief Stores Officer, in connection with the expansion of their responsibilities, as further described below: (i) stock options with a grant date fair value of $25,000 and $50,000, respectively; (ii) restricted stock units with a grant date fair value of $25,000 and $50,000, respectively; and (iii) performance share units with a grant date fair value of $50,000 and $100,000, respectively. The stock options and restricted stock units will vest in three equal annual installments on each of the first three anniversaries of the grant date, subject to Mr. Estep’s and Mr. Ordus’ continued employment through each applicable vesting date. The performance share units will vest on February 10, 2029, subject to Mr. Estep’s and Mr. Ordus’ continued employment through the vesting date and the achievement of the underlying performance goals.

On August 3, 2026, Robert D. Mills, the Company’s Executive Vice President - Chief Technology Officer, Digital and Pet Services informed the Company of his resignation, effective August 7, 2026, to pursue another opportunity. In connection with Mr. Mills’ departure, Mr. Estep will assume Mr. Mills’ responsibilities with respect to the Company’s Allivet and VIP Petcare business units, and Mr. Ordus will assume Mr. Mills’ responsibilities with respect to Petsense by Tractor Supply.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tractor Supply Company

August 7, 2026	By:	/s/ Kurt D. Barton
Name: Kurt D. Barton
Title: Executive Vice President - Chief Financial Officer and Treasurer